Biological Assets (Tables)	12 Months Ended
Dec. 31, 2023
Changes in biological assets [abstract]
Summary of Change in Carrying Value of Biological Assets

The Company’s biological assets consist of cannabis plants in various stages of vegetation, including plants which have not been harvested. The change in carrying value of biological assets is as follows:

As at	December 31, 2023	December 31, 2022
Balance, beginning of year	3,477	4,410
Increase in biological assets due to capitalized costs	21,501	27,749
Acquisition	—	909
Net change in fair value of biological assets	(7,936)	(1,309)
Transferred to inventory upon harvest	(16,613)	(28,282)
Balance, end of year	429	3,477